Exhibit 99.1

FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES

BUSINESS SEGMENT DATA

(Unaudited and in millions)

	Three Months Ended
	March 31, 2011	June 30, 2011	September 30, 2011
Revenue

Subsea Technologies	$689.5	$801.0	$833.7
Surface Technologies	291.3	310.3	335.5
Energy Infrastructure	103.0	120.2	129.1
Other revenue (1) and intercompany eliminations	(1.9)	(2.1)	(11.1)

	$1,081.9	$1,229.4	$1,287.2

Income before income taxes

Segment operating profit
Subsea Technologies	$70.0	$84.0	$96.1
Surface Technologies	51.4	56.5	65.8
Energy Infrastructure	4.5	10.7	13.9

Total segment operating profit	125.9	151.2	175.8

Corporate items
Corporate expense	(8.4)	(10.6)	(9.3)
Other revenue and other expense, net (1)	(8.2)	(2.0)	2.7
Net interest expense	(1.5)	(2.1)	(2.4)

Total corporate items	(18.1)	(14.7)	(9.0)

Income from continuing operations before income taxes attributable to FMC Technologies, Inc.	$107.8	$136.5	$166.8

(1)	Other revenue comprises certain unrealized gains and losses on derivative instruments related to unexecuted sales contracts. Other expense, net, generally includes stock-based compensation, other employee benefits, LIFO adjustments, certain foreign exchange gains and losses, and the impact of unusual or strategic transactions not representative of segment operations.

FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES

BUSINESS SEGMENT DATA

(Unaudited and in millions)

	Three Months Ended				Twelve Months Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	December 31, 2010
Revenue

Subsea Technologies	$733.0	$676.8	$623.7	$697.4	$2,730.9
Surface Technologies	214.7	225.4	243.0	271.2	954.3
Energy Infrastructure	110.0	116.6	102.9	124.9	454.4
Other revenue (1) and intercompany eliminations	(7.4)	(6.3)	(9.6)	9.3	(14.0)

	$1,050.3	$1,012.5	$960.0	$1,102.8	$4,125.6

Income before income taxes

Segment operating profit
Subsea Technologies	$135.2	$112.6	$88.6	$85.8	$422.2
Surface Technologies	41.5	39.7	44.8	47.4	173.4
Energy Infrastructure	4.3	10.7	7.0	15.8	37.8

Total segment operating profit	181.0	163.0	140.4	149.0	633.4

Corporate items
Corporate expense	(9.0)	(10.1)	(10.2)	(10.9)	(40.2)
Other revenue and other expense, net (1)	(20.8)	(9.9)	(15.2)	(3.0)	(48.9)
Net interest expense	(2.3)	(2.4)	(1.8)	(2.3)	(8.8)

Total corporate items	(32.1)	(22.4)	(27.2)	(16.2)	(97.9)

Income from continuing operations before income taxes attributable to FMC Technologies, Inc.	$148.9	$140.6	$113.2	$132.8	$535.5

(1)	Other revenue comprises certain unrealized gains and losses on derivative instruments related to unexecuted sales contracts. Other expense, net, generally includes stock-based compensation, other employee benefits, LIFO adjustments, certain foreign exchange gains and losses, and the impact of unusual or strategic transactions not representative of segment operations.

FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES

BUSINESS SEGMENT DATA

(Unaudited and in millions)

	Three Months Ended
	March 31, 2011	June 30, 2011	September 30, 2011
Inbound Orders

Subsea Technologies	$939.9	$947.3	$750.5
Surface Technologies	275.2	451.5	357.9
Energy Infrastructure	148.9	124.0	156.6
Intercompany eliminations and other	(2.2)	(0.2)	(11.6)

Total inbound orders	$1,361.8	$1,522.6	$1,253.4

	March 31, 2011	June 30, 2011	September 30, 2011
Order Backlog

Subsea Technologies	$3,953.1	$4,193.1	$3,800.8
Surface Technologies	394.9	537.7	550.2
Energy Infrastructure	230.6	236.9	255.2
Intercompany eliminations	(5.4)	(3.4)	(4.0)

Total order backlog	$4,573.2	$4,964.3	$4,602.2

FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES

BUSINESS SEGMENT DATA

(Unaudited and in millions)

	Three Months Ended				Twelve Months Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	December 31, 2010
Inbound Orders

Subsea Technologies	$888.1	$944.8	$1,223.0	$1,127.1	$4,183.0
Surface Technologies	249.2	256.1	236.2	316.3	1,057.8
Energy Infrastructure	95.4	95.5	96.4	141.1	428.4
Intercompany eliminations and other	(6.1)	(4.1)	1.1	14.7	5.6

Total inbound orders	$1,226.6	$1,292.3	$1,556.7	$1,599.2	$5,674.8

	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Order Backlog

Subsea Technologies	$2,159.6	$2,335.4	$3,135.3	$3,593.5
Surface Technologies	336.1	359.0	361.6	404.4
Energy Infrastructure	190.4	161.1	163.3	178.7
Intercompany eliminations	(12.2)	(9.5)	(10.6)	(5.1)

Total order backlog	$2,673.9	$2,846.0	$3,649.6	$4,171.5